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                                    EXHIBIT I

                             JOINT FILING AGREEMENT

Each of the undersigned hereby agrees that the Schedule 13G filed herewith is filed jointly on behalf of each of them pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended.


                                    SIGNATURE


After reasonable inquiry and to the best of the undersigned's knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete, and correct.


DATE:          February 13, 2001



                                 BRENTWOOD ASSOCIATES VII, L.P.,
                                 a Delaware limited partnership

                                 By:  Brentwood VII Ventures, L.P.,
                                      a Delaware limited partnership
                                      Its:  General Partner


                                      By:   /s/ G. Bradford Jones
                                         -----------------------------------
                                               G. Bradford Jones
                                               General Partner



                                 BRENTWOOD AFFILIATES FUND, L.P.,
                                 a Delaware limited partnership

                                 By:  Brentwood VII Ventures, L.P.,
                                      a Delaware limited partnership
                                      Its:  General Partner


                                      By:   /s/ G. Bradford Jones
                                         -----------------------------------
                                            G. Bradford Jones
                                             General Partner


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                                            BRENTWOOD VII VENTURES, L.P.,
                                            a Delaware limited partnership

                                            By:    /s/ G. Bradford Jones
                                               --------------------------------
                                                   G. Bradford Jones
                                                   General Partner



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